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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 12, 1998
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                           Citizens Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

      33-21296                                      34-1372535
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(Commission File Number)                   (I.R.S. Employer Identification No.)

                  10 East Main Street, Salineville, Ohio 43945
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                                  330/679-2328
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements and Exhibits

     As previously reported in its Current Report on Form 8-K filed June 2, 1998, Citizens Bancshares, Inc. ("Bancshares") hereby files by way of amendment the financial statements and pro forma financial information required pursuant to this Item 7 of Form 8-K with respect to the merger ("Merger") of Century Financial Corporation ("Century") with and into Bancshares on May 12, 1998:

     (a) Bancshares hereby incorporates by reference from Century's Annual Report on Form 10-K for the year ended December 31, 1997 the Consolidated Balance Sheets of Century as of December 31, 1997 and 1996 and Century's Consolidated Statements of Income. Changes in Stockholders Equity and Cash Flows for each of the three years in the period ended December 31, 1997.

     (b) The following pro forma financial information giving effect to the Merger is submitted herewith and is attached as Exhibit 99 to this Current Report on Form 8-K.

         (i)    Pro Forma Condensed Consolidated Balance Sheet as of March 31,
                1998.

         (ii) Pro Forma Condensed Statement of Income for the Three Months Ended March 31, 1998.

         (iii) Pro Forma Condensed Statements of Income for the Years Ended December 31, 1997, 1996 and 1995.

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
Exhibit No.  Exhibit

(2) Agreement and Plan of Merger, dated December 3, 1997, by and between Citizens Bancshares, Inc. and Century Financial Corporation is hereby incorporated by reference from Bancshares' Registration Statement on Form S-4, as amended (File No. 333-47315), effective April 10, 1998.

(23)         Consent of Independent Auditors S.R. Snodgrass, A.C.

(99)         Pro Forma Financial Information

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Citizens Bancshares, Inc.
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                                                     (Registrant)

Date: June 25, 1998                          By: /s/ Marty E. Adams
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                                                Marty E. Adams, President
                                                and Chief Executive Officer